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                                                                   EXHIBIT 10.22

                              AMENDMENT NUMBER TWO
                                     TO THE
                        CALIFORNIA WATER SERVICE COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                            EFFECTIVE JANUARY 1, 1999
                    -----------------------------------------


THE CALIFORNIA WATER SERVICE COMPANY SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN IS HEREBY AMENDED ON JANUARY 1, 1999 AS FOLLOWS:


1. Paragraph 5.2 of the Plan is deleted and replaced with the following new Paragraph 5.2:

     Early Retirement Benefit. If a Participant retires early on or after age 55 and prior to age 65, the monthly benefit shall be calculated in accordance with Section 5.1 and reduced to the following amounts:

                Age at                             Percentage of
               Retirement                         Monthly Benefit
               60 and over                            100%

               59                                      95

               58                                      90

               57                                      85

               56                                      80

               55                                      74

     Reductions according to the above table shall be prorated for full months of age.

     IN WITNESS WHEREOF, this amendment is executed by a duly authorized officer on the 27th day of January, 1999.

                                            CALIFORNIA WATER SERVICE COMPANY




                                            By /s/ Gerald F. Feeney
                                               ---------------------------------
                                            Gerald F. Feeney



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                                            Vice President, Chief Financial
                                            Officer and Treasurer

                                       By   /s/ Christine L. McFarlane
                                            ------------------------------------
                                            Christine L. McFarlane
                                            Vice President, Human Resources



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